                                                                   EXHIBIT 10.16

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION OR (ii) IF AN EXEMPTION FROM
REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

SALE OR OTHER TRANSFER OF THESE SECURITIES IS FURTHER RESTRICTED FOR UP TO 180 DAYS FOLLOWING THE ISSUANCE OF THIS WARRANT BY THE TERMS OF A BRIDGE LOAN AND INVESTMENT AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK
                                       OF
                                 MAKEMUSIC! INC.

      VOID AFTER 5:00 P.M. MINNEAPOLIS, MINNESOTA TIME ON FEBRUARY 27, 2008

Issuance Date: February 28, 2003                       Warrant No. _____________

         THIS CERTIFIES that, subject to the terms and conditions herein set forth, _____________ or his/her/its registered assigns, is entitled to purchase from MAKEMUSIC! INC., a Minnesota corporation (the "COMPANY"), at any time after the Issuance Date and prior to the fifth anniversary of the issuance date, ________ shares of Common Stock (as defined below) (the "WARRANT SHARES") at the Warrant Exercise Price (as defined below). The $.01 par value common stock of the Company is herein referred to as the "COMMON STOCK". The "WARRANT EXERCISE PRICE" is $0.50 per share.

         This Warrant and the rights granted hereby are subject to the following terms and conditions:

1. Adjustment of Warrant Exercise Price and Number of Warrant Shares. The provisions in this Warrant relating to the Warrant Exercise Price and the number of Warrant Shares to be issued upon exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided in this Section.

         (a) Upon each adjustment of the Warrant Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

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

         (b) In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock purchasable pursuant to this Warrant shall be proportionately increased, and conversely, in case the Company's outstanding Common Stock shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced.

         (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("SUBSTITUTED PROPERTY") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such Substituted Property as would have been issued or delivered to the holder if it had exercised this Warrant and had received upon exercise of this Warrant the Common Stock prior to such reorganization, reclassification, consolidation, merger, or sale. The Company shall not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume the obligation to deliver to the holder such Substituted Property as, in accordance with the foregoing provisions, the holder may be entitled to purchase.

         (d) If the Company takes any other action, or if any other event occurs which does not come within the scope of the provisions of Sections 2(b) or 2(c), but which should, in the Company's reasonable judgment, result in an adjustment in the Warrant Exercise Price and/or the number of shares subject to the Warrant in order to fairly protect the purchase rights of the holder, an appropriate adjustment in such purchase rights shall be made by the Company.

         (e) Upon any adjustment of the Warrant Exercise Price or the number of shares issuable upon exercise of this Warrant, the Company shall give written notice thereof, by express delivery or first-class mail, postage prepaid, addressed to the holder at the address of the holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

2. No Fractional Shares. No fractional shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional share which would otherwise be issuable, the Company shall round up to the nearest whole number of shares.

3. No Shareholder Rights. This Warrant shall not entitle its holder to vote, receive dividends or exercise any of the rights of a shareholder of the Company prior to exercise of this Warrant.

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4.       Covenants of the Company. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Warrant Shares upon the exercise of this Warrant. The Company further covenants that all Warrant Shares that may be issued upon the exercise of this Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

5. Exercise of Warrant. This Warrant may be exercised by the registered holder, in whole or in part, by providing the Company with at least 10 business days' written notice of such holder's intent to exercise and by surrendering this Warrant at the principal office of the Company, together with the Exercise Form attached hereto duly executed, accompanied by payment in full of the amount of the aggregate Warrant Exercise Price in cash or check payable to the Company. Notwithstanding anything to the contrary in this Warrant, in no event shall a partial exercise be for Warrant Shares with an aggregate exercise price of less than $1,000. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered holder for the number of Warrant Shares with respect to which this Warrant shall not have been exercised. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of this Warrant, a completed Exercise Form, all documents the Company may reasonably request from the holder for the purpose of complying with applicable securities and other laws, and payment for the number of Warrant Shares being acquired upon exercise of this Warrant. The holder entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Warrant Shares as of the close of business on such date. After such date, the Company shall issue and deliver to the holder or holders entitled to receive the same, a certificate or certificates for the number of full Warrant Shares issuable upon such exercise.

         The holder has been advised that the Warrant Shares and the Warrant are not being registered under the Act, or state securities laws pursuant to exemptions from the Act and such laws, and that the Company's ability and obligation to issue Warrant Shares are dependent upon the availability of exemptions from registration under the Act and state securities law. In the event that the Company does not meet the requirements for an exemption to registration under the Act and state securities laws for issuance of the Warrant Shares upon exercise of the Warrant, the Company shall issue the Warrant Shares at the first opportunity an exemption is available, but shall not be under any obligation to register the Warrant Shares under the Act at any time.

         Notwithstanding anything herein to the contrary, the Company shall have the right to delay any exercise for the purpose of ensuring the availability of an exemption under applicable securities laws for the issuance of the Warrant Shares to the holder in light of the transactions by the Company in its securities. If the Company elects to delay any such exercise, the Company shall inform the holder, in writing, of such delay and the terms of such delay. Any such delay shall not lead to any change in the Warrant Exercise Price or the terms of the Warrant and shall not extend the term of any Warrant unless such delay would extend past the expiration date of such Warrant. In such case, the expiration date shall be extended to thirty (30) days after the end of such delay.

6. Acceleration of Warrant Termination. For purposes of this section, "Change of Control" shall mean the sale or lease of all or substantially all of the Company's assets or a merger or other transaction in which the holders of the Company's voting capital stock before such

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transaction hold less than fifty percent of the outstanding voting capital stock of the successor entity after the transaction. Immediately prior to the Company completing a Change of Control, the Company shall automatically have the right to call and terminate the Warrant, without paying any additional consideration. The Company shall deliver prior written notice to the holder ("Call Notice") of a Change of Control and the effectiveness of the call right. The holder shall have forty-five (45) days from the date of the Call Notice ("Call Period") during which the holder may exercise the Warrant. If the Warrant is not exercised during the Call Period, the holder shall deliver the Warrant to the Company for cancellation. Cancellation of the Warrant shall be effective on the Company's books and records notwithstanding the holder's failure to deliver the Warrant to the Company for cancellation.

7.       Compliance with Securities Laws and Other Transfer Restrictions.

         (a) The holder of this Warrant, by acceptance hereof, agrees, represents and warrants that this Warrant and the Warrant Shares which may be issued upon exercise hereof are being acquired for investment, that the holder has no present intention to resell or otherwise dispose of all or any part of this Warrant or any Warrant Shares, and that the holder will not offer, sell or otherwise dispose of all or any part of this Warrant or any Warrant Shares except under circumstances which will not result in a violation of the Act or applicable state securities laws. The Company may condition any transfer, sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Warrant Shares are to be issued or so transferred, of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Upon exercise of this Warrant, the holder hereof shall, if requested by the Company, confirm in writing holder's investment purpose and acceptance of the restrictions on transfer of the Warrant Shares, as well as any representations and agreements requested by the Company in order to permit the issuance of Warrant Shares to be made pursuant to exemptions from registration under federal and applicable state securities laws.

         (b) In the event the holder of this Warrant desires to transfer this Warrant, the holder shall provide the Company with a Form of Assignment, in the form attached hereto describing the manner of such transfer, and an opinion of counsel (reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification under applicable securities laws, whereupon such holder shall be entitled to transfer this Warrant in accordance with the notice delivered by such holder to the Company. If, in the opinion of the counsel referred to in this Section, the proposed transfer or disposition described in the written notice given may not be effected without registration or qualification of this Warrant, the Company shall give written notice thereof to the holder hereof, and such holder will limit its activities in respect to such proposed transfer or disposition as, in the opinion of such counsel, are permitted by law. The Company may place one or more restrictive legends on the Warrant or any certificates representing the Warrant Shares which set forth the restrictions contained herein, and may further place a "stop transfer" restriction in the Company's books and records with respect to the Warrant and any Warrant Shares. The restrictions set forth in this Warrant shall be binding upon any holder, donee, assignee or transferee of the Warrant or the Warrant Shares.

         (c) The holder will not, for a period of 180 days after the issuance date of this Warrant, sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Warrants or Warrant Shares or sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any of the Warrants or Warrant Shares beneficially held by the holder. The foregoing restrictions do not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by these restrictions.

8.       Registration Rights.

         (a) If at any time after the issuance date of this Warrant and prior to the end of the one-year period following complete exercise of this Warrant, the Company proposes to register under the 1933 Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Section 3(b) of the 1933 Act, any of its securities, it will give written notice to the holder of this Warrant, any Warrants issued in exchange hereof and any Warrant Shares of its intention to do so and, on the written request of any such holder given within twenty (20) days after receipt of any such notice (which request shall specify the interest in this Warrant or the Warrant Shares intended to be sold or disposed of by such holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrant Shares, the holder of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided, however, that if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant Shares proposed to be offered by such holder for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter, which number of shares to be sold by selling shareholders may be zero.

         (b) With respect to each inclusion of securities in a registration statement pursuant to this Section 8, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling holders, underwriting discounts and commissions, and transfer taxes for selling holders and any other expenses relating to the sale of securities by the selling holders not expressly included above shall be borne by the selling holders;

         (c) The Company hereby indemnifies the holder of this Warrant and of any Warrant Shares, and the officers and directors, if any, who control such holder, within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any preliminary prospectus or any state securities law filings related to the registration of the Warrant Shares pursuant to this Section 8; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein. Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs any such registration statement related to the registration of the Warrant Shares pursuant to this
Section 8, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

9. Subdivision of Warrant. At the request of the holder of this Warrant in connection with a transfer or exercise of a portion of the Warrant, upon surrender of such Warrant for such purpose to the Company, the Company will issue and exchange therefor warrants of like tenor and date representing in the aggregate the right to purchase such number of shares of Common Stock as shall be designated by such holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Section shall be subject to and conditioned upon the compliance of any such subdivision with applicable securities laws.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of the initial Warrant, in lieu of this Warrant.

11. Miscellaneous. This Warrant shall be governed by the laws of the state of Minnesota without reference to such state's choice of laws provisions. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. All notices or other communications required or permitted hereunder shall be in writing. A written notice or other communication shall be deemed to have been sufficiently given: (i) if delivered by hand, when such notice is received from the notifying party; (ii) if transmitted by facsimile or timely delivered to a reputable express courier, on the next business day following the day so transmitted or delivered; or (iii) if delivered by mail, on the seventh day following the date such notice or other communication is deposited in the U.S. Mail for delivery by certified or registered mail addressed to the other party, or when actually received, whichever occurs earlier.

         ISSUED this 28th day of February, 2003.

MAKEMUSIC! INC.

By __________________________________________
   Its Chief Financial Officer

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

                               FORM OF ASSIGNMENT

                                 MAKEMUSIC! INC.

         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

NAME OF ASSIGNEE               ADDRESS                NUMBER OF SHARES
----------------               -------                ----------------

and does hereby irrevocably constitute and appoint _____________________________ Attorney to make such transfer on the books of MAKEMUSIC! INC. maintained for the purpose, with full power of substitution in the premises. The undersigned understands that compliance with the provisions of the Warrant is necessary to effect any assignment or transfer.

Dated: ________________, _____

__________________________________________
Signature

__________________________________________
Print Name

                                  EXERCISE FORM

                                 MAKEMUSIC! INC.

                 (To be executed only upon exercise of Warrant)

         The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases _____________________________ of the number of shares of Common Stock of MAKEMUSIC! INC. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

         The undersigned agrees to deliver a completed and executed subscription, investment or similar document requested by the Company in connection with the purchase of shares of Common Stock upon exercise of this Warrant.

Dated: ________________, _____

__________________________________________
Signature of Registered Owner

__________________________________________
Street Address

__________________________________________
City, State, Zip Code

__________________________________________
IRS Identification Number

                                        8

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                          DATES AND AMOUNTS OF WARRANTS
                   ISSUED TO REGISTRANT'S DIRECTORS, OFFICERS
                           AND PRINCIPAL SHAREHOLDERS

                Name                          Date of Issue        Number of shares
                ----                          -------------        ----------------
Philip Sean Lafleur                             2/28/2003               43,345
Francois Duliege                                2/28/2003               21,673
Benson K. Whitney                               2/28/2003               26,007
JM Hixon Partners LLC*                          2/28/2003               17,338
Robertsau Gestion*                              2/28/2003               17,338
International Sequoia Investments LTD*          2/28/2003               21,673

* Affiliate of a director

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